UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   November 1, 2005
                                                  ______________________________

                         21st Century Technologies, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)

   Nevada                            000-29209                   48-1110566
________________________________________________________________________________
 (State or other jurisdiction       (Commission                 (IRS Employer
      Of incorporation)             File Number)             Identification No.)

   2700 W. Sahara Ave., Suite 440, Las Vegas, NV                    89102
______________________________________________________________________________
    (Address of principal executive offices)                     (Zip Code)

   Registrant's telephone number, including area code:  (702) 248-1588
                                                      __________________________

                                 Not Applicable
________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



SEC873(6-04)  POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
              INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.03   BANKRUPTCY OR RECEIVERSHIP

On November 1, 2005, 21st Century Technologies, Inc. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the District of Nevada, being case number BK-S-05-28185.

Further details are disclosed in the press release attached as Exhibit 99.1 to this report.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired.

            Not applicable.

        (b) Pro forma financial information.

            Not applicable.

        (c) Exhibits.

            Exhibit 99.1 - Press Release Dated November 3, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        21ST CENTURY TECHNOLOGIES, INC.
                                                        (Registrant)


                                        By: /s/ JOHN R. DUMBLE
                                            _____________________________
Date:  November 4, 2005                         John R. Dumble
                                        Its:    Chief Executive Officer




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